UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Items.

On November 30, 2017, NiSource Inc. (the “Company”) completed its previously announced plan to merge the Company’s wholly-owned subsidiaries, NiSource Finance Corp. (“NiSource Finance”) and NiSource Capital Markets, Inc. (“NiSource Capital”), with and into the Company (the “Mergers”).

Prior to the Mergers, both NiSource Finance and NiSource Capital had outstanding debt and other obligations. The Company had unconditionally guaranteed the debt obligations of NiSource Finance and, through a support agreement, was responsible for the debt obligations of NiSource Capital. Upon completion of the Mergers, the Company became the primary obligor under all such obligations and, accordingly, all of the guarantees and the support agreement have been extinguished. The Mergers are not expected to have any impact on the Company’s consolidated financial statements or the credit ratings of the outstanding debt securities.

In connection with the Mergers, among other things, the Company entered into (1) a Second Supplemental Indenture, dated as of November 30, 2017, between the Company and The Bank of New York Mellon, as successor trustee, to the Indenture dated as of November 14, 2000 among NiSource Finance, the Company and The Chase Manhattan Bank, as original trustee, and (2) a Third Supplemental Indenture, dated as of November 30, 2017, between the Company and The Bank of New York Mellon, as successor trustee, to the Indenture dated as of February 14, 1997 among NiSource Capital, the Company, as successor to NIPSCO Industries, Inc., and The Chase Manhattan Bank, as original trustee.

The Company is also filing a new form of Underwriting Agreement dated November 30, 2017.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 1 to Form S-3 filed November 30, 2017 (Registration No. 333-214360))

4.1	Second Supplemental Indenture, dated as of November 30, 2017, between NiSource Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form S-3 filed November 30, 2017 (Registration No. 333-214360))

4.2	Third Supplemental Indenture, dated as of November 30, 2017, between NiSource Inc. and The Bank of New York Mellon, as trustee*

*	Filed herewith.

Exhibit Index

Exhibit No.	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 1 to Form S-3 filed November 30, 2017 (Registration No. 333-214360))

4.1	Second Supplemental Indenture, dated as of November 30, 2017, between NiSource Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form S-3 filed November 30, 2017 (Registration No. 333-214360))

4.2	Third Supplemental Indenture, dated as of November 30, 2017, between NiSource Inc. and The Bank of New York Mellon, as trustee*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: December 1, 2017	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer